UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2016 (November 1, 2016)

Accuride Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (812) 962-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

Supplemental Indenture

In connection with the previously announced tender offer and consent solicitation (the “Tender Offer”), on November 1, 2016, Accuride Corporation (the “Company”) entered into the First Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated July 29, 2010, by and among the Company, the guarantors party thereto, Wilmington Trust, National Association (as successor to Wilmington Trust FSB), as Trustee, and Deutsche Bank Trust Company Americas, as notes priority collateral agent, registrar, paying agent and transfer agent, governing the Company’s 9.5% First Priority Senior Secured Notes due 2018 (the “Notes”). The Supplemental Indenture was entered into to eliminate substantially all of the restrictive covenants (other than, among other covenants, the covenant to pay interest and premium, if any, on and principal of, the Notes when due) and certain events of default applicable to the Notes (the “Proposed Amendments”). Pursuant to the terms of the Supplemental Indenture, the Proposed Amendments will become operative only upon the purchase by the Company of at least a majority in principal amount of the outstanding Notes pursuant to the Tender Offer.

The foregoing description of the Supplemental Indenture is a summary and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 8.01.          Other Events.

On November 2, 2016, the Company issued a press release announcing that, in connection with its previously announced Tender Offer, it had received, as of 5:00 p.m., New York City time, on November 1, 2016  (the “Early Tender Deadline”), as reported by Global Bondholder Services Corporation, valid tenders and consents from holders of $234,954,000 in aggregate principal amount of the Notes, which represents approximately 75.8% of the outstanding aggregate principal amount of the Notes. As a result of obtaining the requisite consents, the Company executed and delivered the Supplemental Indenture. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Item 8.01 and Exhibit 99.1 is being furnished and not filed for purposes of the Securities Exchange Act of 1934, as amended, and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the information by reference. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information contained in this report and in Exhibit 99.1 shall not constitute an offer to sell or a solicitation of an offer to purchase any Notes.

The information contained in this report and in Exhibit 99.1 is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company may make from time to time, by press release or otherwise. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as it believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

Important Additional Information

In connection with the proposed merger transaction, on October 17, 2016, the Company filed with the SEC and sent to its stockholders a definitive proxy statement. INVESTORS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ARMOR PARENT CORP., ARMOR MERGER SUB CORP. AND THE PROPOSED MERGER TRANSACTION. Investors may obtain a free copy of these materials and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.accuridecorp.com or by sending a written request to the Company at 7140 Office Circle, Evansville, Indiana 47715, Attention: General Counsel and Corporate Secretary.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger transaction, as well as any direct or indirect interests such persons may have in the proposed merger transaction, is set forth in the annual proxy statement for the Company’s 2016 Annual Meeting of Stockholders and the definitive proxy statement filed in connection with the proposed merger transaction.

Forward-Looking Statements

Certain statements contained in this document may be considered forward-looking statements within the meaning of the U.S. securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed merger contemplated by the Merger Agreement (the “proposed merger transaction”) and the ability to consummate the proposed merger transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the Company may be unable to obtain shareholder approval for the proposed merger transaction; (2) the conditions to the closing of the proposed merger transaction may not be satisfied and required regulatory approvals may not be obtained; (3) the proposed merger transaction may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the proposed merger transaction; (5) the outcome of any legal proceedings related to the proposed merger transaction; (6) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) risks that the proposed merger transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed merger transaction; (9) the failure by Armor Parent Corp. or Armor Merger Sub Corp. to obtain the necessary debt and equity financing arrangements set forth in the commitment letters received in connection with the proposed merger transaction; and (10) other risks to consummation of the proposed merger transaction, including the risk that the proposed merger transaction will not be consummated within the expected time period or at all. If the proposed merger transaction is consummated, the Company’s shareholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, the annual proxy statement for its 2016 Annual Meeting of Stockholders, the definitive proxy statement filed in connection with the proposed merger transaction and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not intend, and assumes no obligation, to update any forward-looking statements. The Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, the annual proxy statement for its 2016 Annual Meeting of Stockholders, the definitive proxy statement filed in connection with the proposed merger transaction and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, are available on the SEC’s website at www.sec.gov.

Item 9.01.          Financial Statements and Exhibits

(d)          Exhibits

4.1
First Supplemental Indenture, dated November 1, 2016, by and among the Company, Wilmington Trust, National Association (as successor to Wilmington Trust FSB), as trustee, and Deutsche Bank Trust Company Americas, as notes priority collateral agent, registrar, paying agent and transfer agent.

99.1
Press Release, dated November 2, 2016, entitled “Accuride Corporation Announces Early Results of Tender Offer and Consent Solicitation for Cash for Any and All of Its 9.5% First Priority Senior Secured Notes due 2018”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

	By:	/s/ Stephen A. Martin
Name: Stephen A. Martin
Title: Senior Vice President / General Counsel

Dated: November 2, 2016

EXHIBIT INDEX

Exhibit Number	Description
4.1
First Supplemental Indenture, dated November 1, 2016, by and among the Company, Wilmington Trust, National Association (as successor to Wilmington Trust FSB), as trustee, and Deutsche Bank Trust Company Americas, as notes priority collateral agent, registrar, paying agent and transfer agent.

99.1
Press Release, dated November 2, 2016, entitled “Accuride Corporation Announces Early Results of Tender Offer and Consent Solicitation for Cash for Any and All of Its 9.5% First Priority Senior Secured Notes due 2018”.